Exhibit 10(lxxxxv)



                        AMENDMENT NO. 3
                             TO THE
              HYSTER-YALE MATERIALS HANDLING, INC.
             LONG-TERM INCENTIVE COMPENSATION PLAN


          NACCO Materials Handling Group, Inc. (as successor to
Hyster Company) hereby adopts this Amendment No. 3 to the Hyster-
Yale Materials Handling, Inc. Long-Term Incentive Compensation
Plan (the "Plan") effective as of January 1, 1994.


                           Section 1

          Section 1 of the Plan is hereby amended by deleting the phrase "Hyster Company (and its successors in interest)" and replacing it with the phrase "NACCO Materials Handling Group, Inc."

                           Section 2

          The name of the Plan is hereby changed to the "NACCO
Materials Handling Group, Inc. Long-Term Incentive Compensation
Plan."


          Executed this  14th  day of     July        , 1994.


                              NACCO MATERIALS
                               HANDLING GROUP, INC.



                              By: /s/ B. I. Bull
                                   Title:  Vice Presidnet,
                                           General Counsel and
                                           Secretary